American Funds Insurance Series®

Statement of Additional

Information Supplement

November 15, 2022

(for Class 1, Class 1A, Class 2 and Class 4 shares statement of additional information dated May 1, 2022)

The first paragraph under the heading “Washington Mutual Investors Fund and its investment policies” in the “Description of certain securities, investment techniques and risks” section is amended to read as follows:

Washington Mutual Investors Fund and its investment policies — Washington Mutual Investors Fund has an Eligible List of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; and (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services. The investment adviser generates and maintains the Eligible List and selects the fund’s investments exclusively from the issuers on the Eligible List.

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-113-1122O CGD/8024-S92754

American Funds Insurance Series® Statement of Additional Information Supplement November 15, 2022 (for Class P1 and P2 shares statement of additional information dated May 1, 2022)

The first paragraph under the heading “Washington Mutual Investors Fund and its investment policies” in the “Description of certain securities, investment techniques and risks” section is amended to read as follows:

Washington Mutual Investors Fund and its investment policies — Washington Mutual Investors Fund has an Eligible List of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; and (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services. The investment adviser generates and maintains the Eligible List and selects the fund’s investments exclusively from the issuers on the Eligible List.

Keep this supplement with your statement of additional information.

Lit. No. INP8BS-037-1122O CGD/8024-S93089